Exhibit 23
                                                                      ----------


                          INDEPENDENT AUDITOR'S CONSENT


         We consent to the incorporation by reference in Registration Statement Nos. 333-91196 and 333-105231 on Form S-8 of Pacific State Bancorp of our report dated February 20, 2004 appearing in this Annual Report on Form 10-K of Pacific State Bancorp for the year ended December 31, 2003.



                                        /s/ Perry-Smith LLP




Sacramento, California
March 29, 2004



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